UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 6, 2014, NeoPhotonics Corporation (the “Company”) entered into a Third Amendment to Credit Agreement (the “Amendment”) to that certain Revolving Credit and Term Loan Agreement (the “Credit Agreement”), dated as of March 21, 2013, with Comerica Bank, as Administrative Agent and Lead Arranger (the “Agent”), and the lenders from time to time party thereto. The Amendment provided for an extension until April 7, 2014 (or such later date as may be approved by the lenders) for the delivery of the Company’s financial statements and related reports for the first three fiscal quarters of the fiscal year ending December 31, 2013. This Amendment does not change the provisions of the previous amendment to Credit Agreement that provides that the financial statements of the Company and related annual report for the full fiscal year ending December 31, 2013 shall be delivered by the Company to the Agent as soon as the Company files such annual financial statements with the Securities and Exchange Commission on its Annual Report on Form 10-K, but in any event no later than May 1, 2014.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Election of Director.

On March 6, 2014, the Board of Directors of the Company appointed Rajiv Ramaswami to the Board of Directors of the Company, to serve as a Class III director with a term to expire at the Company’s 2016 Annual Meeting of Stockholders or until such time as his successor is duly elected and qualified, or until the earlier of his death, resignation or removal.

Dr. Ramaswami will receive compensation for his service as a director in accordance with the Company’s compensation policies for non-employee directors, which are described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2013.

The Company intends to enter into its standard form of indemnification agreement with Dr. Ramaswami (the “Indemnity Agreement”). The Indemnity Agreement provides, among other things, that the Company will indemnify Dr. Ramaswami, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his service to the Company as a director, and otherwise to the fullest extent under applicable law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated March 6, 2014, by and among NeoPhotonics Corporation, Comerica Bank, as Agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2014	NEOPHOTONICS CORPORATION

	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated March 6, 2014, by and among NeoPhotonics Corporation, Comerica Bank, as Agent, and the lenders party thereto.